Summary Prospectus August 1, 2010


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GOVERNMENT & AGENCY SECURITIES PORTFOLIO




CLASS/Ticker    DWS GOVERNMENT CASH INSTITUTIONAL SHARES    DBBXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://moneyfunds.deam-us.db.com/fundinfo. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 730-1313 or asking your financial advisor. The prospectus and SAI, both dated August 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to provide maximum current income consistent with stability of capital.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares.


SHAREHOLDER FEES


(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


Management fee                                          0.05
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Distribution/Service (12b-1) fees                      None
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Other expenses (includes an administrative fee)(1)      0.13
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TOTAL ANNUAL FUND OPERATING EXPENSES                    0.18
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(1) Restated on an annualized basis to exclude the fees paid in connection with the fund's participation in the U.S. Treasury Department's Temporary Guarantee Program, which expired on September 18, 2009. If those fees had been included, the fund's "Other expenses" and "Total annual fund operating expenses" would have been higher.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $18          $58        $101       $230
---  ---          ---        ----       ----

PRINCIPAL INVESTMENT STRATEGY


The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the quality, maturity and diversity of instruments in which a money fund may invest.


The fund primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities. For certain securities the US government guarantees the timely payment of interest and principal, but it does not guarantee the market value of these obligations.

o Repurchase agreements for which the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The fund may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets.

INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to www.moneyfunds.deam-us.db.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


DWS Government Cash Institutional Shares of the fund commenced operations on February 16, 2007.


CALENDAR YEAR TOTAL RETURNS (%) (DWS Government Cash Institutional Shares)

Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





   1.56      0.31
  2008      2009




Best Quarter: 0.90%, Q1 2008       Worst Quarter: 0.03%, Q4 2009
Year-to-Date as of 6/30/10: 0.03%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2009 expressed as a %)


             1
          YEAR   SINCE INCEPTION
     ---------  ----------------
     0.31              2.48
---  ----              ----

Total returns would have been lower if operating expenses hadn't been reduced.


For more recent performance information, contact the financial services firm from which you obtained this prospectus.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $1,000,000, and there is no minimum additional investment.


The minimum investment requirement may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with DWS Investments Distributors, Inc. on behalf of the



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                                        Government & Agency Securities Portfolio


                                               SUMMARY PROSPECTUS August 1, 2010
fund and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and for investments made in an Individual Retirement Account. The investment minimum may also be waived for certain other individuals such as trustees and officers of Cash Account Trust.

TO PLACE ORDERS

The fund is available only through a financial advisor, such as a broker or financial institution. You should contact a representative of your financial advisor for instructions on how to buy or sell fund shares.



MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.moneyfunds.deam.us.db.com
TELEPHONE                               (800) 730-1313, M - F 8:30 a.m. - 6 p.m.
                                        ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.



TAX INFORMATION


The fund's distributions (distributions are declared daily and paid monthly) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. The fund may take into account capital gains and losses in its daily dividend declaration. The fund may make additional distributions for tax purposes if necessary.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


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                                        Government & Agency Securities Portfolio
                                     SUMMARY PROSPECTUS August 1, 2010 DGCFI-SUM